SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2011

INGRAM MICRO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12203	62-1644402
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 E. St. Andrew Place

Santa Ana, CA 92705

(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 15, 2011, members of the executive team of Ingram Micro Inc. (the “Company”) are scheduled to present at the Ingram Micro Investor and Analyst Day (the “Analyst Day”) in New York. The Company issued a press release about the Analyst Day, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Copies of presentations to be given at the Analyst Day are attached hereto as Exhibit 99.2 and also incorporated herein by reference.

The information included herein and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, nor shall it be deemed to form a part of the Company’s public disclosure in the United States or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated November 15, 2011

99.2	Investor presentations for November 15, 2011 Analyst Day

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ LARRY C. BOYD
Name:	Larry C. Boyd
Title:	Executive Vice President, Secretary and General Counsel

Date: November 15, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 15, 2011

99.2	Investor presentations for November 15, 2011 Analyst Day